Supplement Dated September 15, 2010
To The Statement of Additional Information
Dated May 1, 2010

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

On page 151, please delete the rows for JNL/Capital Guardian Global Balanced Fund, JNL/Capital Guardian Global Diversified Research Fund, and JNL/Capital Guardian U.S. Growth Equity Fund in its entirety in the section entitled “Sub-Advisory Fees” and replace with the following:

FUND	ASSETS	FEES
JNL/Capital Guardian Global Balanced Fund	$0 to $400 million Over $400 million	.425% .375%
JNL/Capital Guardian Global Diversified Research Fund	$0 to $200 million $200 million to $400 million Over $400 million	.50% .45% .40%
JNL/Capital Guardian U.S. Growth Equity Fund	$0 to $600 million Over $600 million	.34% .32%

This Supplement is dated September 15, 2010.

(To be used with V3180 05/10 and V3180PROXY 05/10.)

CMX6089 09/10